                                                                   Exhibit 99.15

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                     INSURED MORTGAGE LOANS CHARACTERISTICS:

Total Current Balance   $251,089,976.33
Total Number of Loans             1,410

                                  AVERAGE OR
                             WEIGHTED AVERAGE (1)     MINIMUM      MAXIMUM
                             --------------------   ----------   -----------
Current Balance                  $178,078.00        $31,500.00   $648,450.07
Original Balance                 $178,513.71        $31,500.00   $653,000.00

Loan Rate                              6.307%            5.125%        8.750%
Servicing Fee                          0.251%            0.250%        0.375%
Net Loan Rate                          5.825%            4.625%        8.500%

Gross Margin                           2.739%            1.625%        2.750%
Maximum Loan Rate                     12.274%           10.875%       14.750%

Original LTV                           87.97%            80.04%        95.00%

Credit Score                             718               644           813

Original Term (mos)                      345               180           360
Remaining Term (mos)                     342               175           358
Seasoning (mos)                            3                 2             6

Next Rate Reset (4)                       41                 1           118
Rate Adj Freq (4)                          6                 1             6
First Rate Adj Freq (2)(4)                44                 1           120

IO Original Term (3)(4)                   70                60           120
IO Remaining Term (3)(4)                  67                55           118

Top State Concentrations ($) FL(11.14%), CA(11.07%), NY(6.49%), NJ(6.33%),
                             PA(5.53%)

First Pay Date         05/01/2005   09/01/2005
Rate Change Date (4)   11/01/2005   08/01/2015
Maturity Date          05/01/2020   08/01/2035

(1)  Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

(3)  For Interest-Only loans.

(4)  Based on adjustable rate loans

INDEX

                                               % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
               NUMBER OF      AGGREGATE      PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                MORTGAGE  PRINCIPAL BALANCE  OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
INDEX            LOANS       OUTSTANDING      THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----          ---------  -----------------  -----------------  --------  --------  -----------  --------  -------  ---------
Fixed Rate         879    $143,073,329.90          56.98%        6.320%      720      $162,768    87.54%    85.97%    10.16%
6 Month LIBOR      526     106,541,198.22          42.43         6.300       714       202,550    88.51     66.88     68.35
1 Month LIBOR        5       1,475,448.21           0.59         5.585       748       295,090    90.86      0.00    100.00
                 -----    ---------------         ------         -----       ---      --------    -----     -----    ------
TOTAL:           1,410    $251,089,976.33         100.00%        6.307%      718      $178,078    87.97%    77.36%    35.38%
                 =====    ===============         ======         =====       ===      ========    =====     =====    ======

PRODUCT TYPE

                                      AGGREGATE       % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF     PRINCIPAL     PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE      BALANCE      OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
PRODUCT TYPE              LOANS      OUTSTANDING     THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------            ---------  ---------------  -----------------  --------  --------  -----------  --------  -------  ---------
1 Month LIBOR IO Loans        5    $  1,475,448.21         0.59%        5.585%      748      $295,090    90.86%     0.00%   100.00%
6 Month LIBOR IO Loans        2         366,862.98         0.15         5.832       714       183,431    92.07      0.00    100.00
2/28 LIBOR Loans              6       1,270,639.80         0.51         6.474       725       211,773    89.20      0.00      0.00
2/28 LIBOR IO Loans          10       2,648,367.78         1.05         6.474       718       264,837    92.18      6.12    100.00
3/27 LIBOR Loans            120      19,973,977.23         7.95         6.086       714       166,450    88.48     70.66      0.00
3/27 LIBOR IO Loans         179      42,340,420.81        16.86         6.383       712       236,539    88.51     62.57    100.00
5/25 LIBOR Loans             76      12,143,523.08         4.84         6.084       713       159,783    88.20     74.64      0.00
5/25 LIBOR IO Loans         127      27,078,194.00        10.78         6.376       718       213,214    88.13     79.13    100.00
7/23 LIBOR Loans              2         240,525.05         0.10         6.875       712       120,263    90.00      0.00      0.00
7/23 LIBOR IO Loans           1         162,199.99         0.06         8.250       718       162,200    95.00      0.00    100.00
10/20 LIBOR Loans             1          91,688.37         0.04         8.500       667        91,688    90.00      0.00      0.00
10/20 LIBOR IO Loans          2         224,799.13         0.09         6.906       778       112,400    94.99      0.00    100.00
15 Year Fixed Loans         147      20,331,415.40         8.10         6.001       726       138,309    87.66     88.71      0.00
30 Year Fixed Loans         662     108,203,102.09        43.09         6.337       719       163,449    87.50     85.80      0.00
30 Year Fixed IO Loans       70      14,538,812.41         5.79         6.639       719       207,697    87.74     83.38    100.00
                          -----    ---------------       ------         -----       ---      --------    -----     -----    ------
TOTAL:                    1,410    $251,089,976.33       100.00%        6.307%      718      $178,078    87.97%    77.36%    35.38%
                          =====    ===============       ======         =====       ===      ========    =====     =====    ======

AMORTIZATION TYPE

                          NUMBER      AGGREGATE       % OF AGGREGATE             WEIGHTED    AVERAGE    WEIGHTED
                            OF        PRINCIPAL     PRINCIPAL BALANCE  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE      BALANCE      OUTSTANDING AS OF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
AMORTIZATION TYPE          LOANS     OUTSTANDING     THE CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----------------        --------  ---------------  -----------------  --------  --------  -----------  --------  -------  ---------
Fully Amortizing            1014   $162,254,871.02        64.62%        6.248%      719      $160,015    87.71%    82.62%     0.00%
60 Month Interest-Only       329     73,678,638.43        29.34         6.351       716       223,947    87.96     80.05    100.00
120 Month Interest-Only       67     15,156,466.88         6.04         6.722       713       226,216    90.85      8.04    100.00
                           -----   ---------------       ------         -----       ---      --------    -----     -----    ------
TOTAL:                     1,410   $251,089,976.33       100.00%        6.307%      718      $178,078    87.97%    77.36%    35.38%
                           =====   ===============       ======         =====       ===      ========    =====     =====    ======

CUT-OFF DATE STATED PRINCIPAL BALANCES

                                                             % OF
                                                           AGGREGATE
                                                           PRINCIPAL
                                                            BALANCE              WEIGHTED    AVERAGE    WEIGHTED
RANGE OF CUT-OFF DATE      NUMBER OF      AGGREGATE       OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
STATED PRINCIPAL BALANCES   MORTGAGE  PRINCIPAL BALANCE    AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
           ($)               LOANS       OUTSTANDING     CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-------------------------  ---------  -----------------  ------------  --------  --------  -----------  --------  -------  ---------
      0.01 to 100,000.00       245     $ 19,728,257.67        7.86%     6.362%      717      $ 80,524    87.55%    78.32%    13.79%
100,000.01 to 200,000.00       720      104,615,501.52       41.66      6.290       718       145,299    87.88     82.88     21.35
200,000.01 to 300,000.00       302       71,505,445.36       28.48      6.240       720       236,773    88.01     76.16     41.42
300,000.01 to 400,000.00        97       32,932,791.57       13.12      6.386       711       339,513    88.48     62.60     57.64
400,000.01 to 500,000.00        32       14,187,358.92        5.65      6.324       716       443,355    87.69     74.57     62.66
500,000.01 to 600,000.00         9        4,980,672.21        1.98      6.655       721       553,408    87.85     66.21     89.09
600,000.01 to 700,000.00         5        3,139,949.08        1.25      6.592       703       627,990    89.11    100.00     58.78
                             -----     ---------------      ------      -----       ---      --------    -----    ------     -----
TOTAL:                       1,410     $251,089,976.33      100.00%     6.307%      718      $178,078    87.97%    77.36%    35.38%
                             =====     ===============      ======      =====       ===      ========    =====    ======     =====

CURRENT MORTGAGE RATES

                                                      % OF
                                                    AGGREGATE
                                                    PRINCIPAL
                                                     BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF      AGGREGATE       OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF CURRENT     MORTGAGE  PRINCIPAL BALANCE    AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MORTGAGE RATES (%)    LOANS       OUTSTANDING     CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------------  ---------  -----------------  ------------  --------  --------  -----------  --------  -------  ---------
5.001 to 5.250            4     $    975,807.47        0.39%     5.165%      745      $243,952    89.71%    32.32%    45.19%
5.251 to 5.500           43        7,713,426.37        3.07      5.445       730       179,382    86.72     88.96     28.29
5.501 to 5.750          118       21,292,424.95        8.48      5.708       730       180,444    87.21     87.43     38.80
5.751 to 6.000          326       56,453,875.97       22.48      5.951       726       173,171    87.13     85.12     30.92
6.001 to 6.250          312       57,048,007.10       22.72      6.186       720       182,846    87.86     82.83     25.60
6.251 to 6.500          269       47,752,099.77       19.02      6.427       711       177,517    88.29     75.39     30.38
6.501 to 6.750          122       22,165,247.21        8.83      6.702       709       181,682    88.55     73.18     50.99
6.751 to 7.000          123       21,390,524.55        8.52      6.944       706       173,907    88.92     59.62     49.86
7.001 to 7.250           41        6,870,991.73        2.74      7.193       708       167,585    89.97     67.09     49.60
7.251 to 7.500           27        3,843,284.68        1.53      7.422       707       142,344    88.88     59.45     53.98
7.501 to 7.750           10        2,523,343.56        1.00      7.634       705       252,334    90.18     24.11     71.07
7.751 to 8.000            8        1,669,997.95        0.67      7.963       713       208,750    90.35     36.17     68.44
8.001 to 8.250            2          463,314.15        0.18      8.250       719       231,657    91.75      0.00     35.01
8.251 to 8.500            4          747,788.37        0.30      8.419       701       186,947    90.00      9.39     87.74
8.501 to 8.750            1          179,842.50        0.07      8.750       671       179,843    88.89      0.00    100.00
                      -----     ---------------      ------      -----       ---      --------    -----     -----    ------
TOTAL:                1,410     $251,089,976.33      100.00%     6.307%      718      $178,078    87.97%    77.36%    35.38%
                      =====     ===============      ======      =====       ===      ========    =====     =====    ======

REMAINING TERM

                                                           % OF
                                                         AGGREGATE
                                                         PRINCIPAL
                                                          BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF      AGGREGATE       OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                          MORTGAGE  PRINCIPAL BALANCE    AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
REMAINING TERM (MONTHS)    LOANS       OUTSTANDING     CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-----------------------  ---------  -----------------  ------------  --------  --------  -----------  --------  -------  ---------
169 to 180                   147     $ 20,331,415.40        8.10%     6.001%      726      $138,309    87.66%    88.71%     0.00%
349 to 360                 1,263      230,758,560.93       91.90      6.334       717       182,707    88.00     76.36     38.50
                           -----     ---------------      ------      -----       ---      --------    -----     -----     -----
TOTAL:                     1,410     $251,089,976.33      100.00%     6.307%      718      $178,078    87.97%    77.36%    35.38%
                           =====     ===============      ======      =====       ===      ========    =====     =====     =====

ORIGINAL LOAN-TO-VALUE RATIOS

                                                            % OF
                                                          AGGREGATE
                                                          PRINCIPAL
                                                           BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                          NUMBER OF      AGGREGATE       OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
RANGE OF ORIGINAL          MORTGAGE  PRINCIPAL BALANCE    AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
LOAN-TO-VALUE RATIOS (%)    LOANS       OUTSTANDING     CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------------------  ---------  -----------------  ------------  --------  --------  -----------  --------  -------  ---------
10.01 to 20.00                 18    $    1,654,395.82       0.16%     5.696%      746      $ 91,911    14.63%    98.49%    29.59%
20.01 to 30.00                 57         6,786,338.96       0.67      5.769       730       119,059    25.66     78.09     21.33
30.01 to 40.00                 92        11,253,356.84       1.11      5.952       729       122,319    35.67     76.75     25.91
                            -----    -----------------     ------      -----       ---      --------    -----     -----     -----
TOTAL:                      5,184    $1,012,984,581.46     100.00%     6.286%      717      $195,406    76.92%    49.52%    57.55%
                            =====    =================     ======      =====       ===      ========    =====     =====     =====

CREDIT SCORES

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                                         BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF      AGGREGATE       OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE  PRINCIPAL BALANCE    AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
RANGE OF CREDIT SCORES    LOANS       OUTSTANDING     CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
----------------------  ---------  -----------------  ------------  --------  --------  -----------  --------  -------  ---------
626 to 650                    2     $    845,966.07        0.34%     6.908%      645      $422,983    90.00%     0.00%   100.00%
651 to 675                    8        1,770,211.58        0.71      7.026       661       221,276    89.29     30.76     79.56
676 to 700                  492       86,606,167.87       34.49      6.431       689       176,029    88.28     77.21     39.96
701 to 725                  405       73,131,131.67       29.13      6.332       713       180,571    87.97     72.15     30.22
726 to 750                  275       50,008,907.52       19.92      6.179       737       181,851    87.60     86.94     32.50
751 to 775                  158       26,870,374.93       10.70      6.077       762       170,066    87.89     80.49     33.90
776 to 800                   60       10,296,258.39        4.10      6.162       785       171,604    87.34     71.90     37.11
801 to 825                   10        1,560,958.30        0.62      6.112       807       156,096    86.10    100.00     44.13
                          -----     ---------------      ------      -----       ---      --------    -----    ------     -----
TOTAL:                    1,410     $251,089,976.33      100.00%     6.307%      718      $178,078    87.97%    77.36%    35.38%
                          =====     ===============      ======      =====       ===      ========    =====    ======     =====

GEOGRAPHIC AREA

                                                         % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                       AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                          MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
GEOGRAPHIC AREA            LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
---------------          ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Alabama                       12    $  1,596,174.31       0.64%     6.647%      699      $133,015    88.59%    68.19%    44.38%
Alaska                         3         609,368.17       0.24      6.294       719       203,123    90.00    100.00     49.62
Arizona                       54       9,797,660.21       3.90      6.241       709       181,438    87.99     86.17     49.59
Arkansas                       6         625,034.70       0.25      6.724       715       104,172    88.52     57.38     42.62
California                    93      27,784,904.94      11.07      6.226       709       298,762    87.66     77.22     69.19
Colorado                      21       3,624,948.07       1.44      6.366       716       172,617    87.67     70.95     49.38
Connecticut                   31       6,777,595.84       2.70      6.236       721       218,632    88.21     74.59     36.92
Delaware                      10       1,712,942.82       0.68      6.097       717       171,294    87.81     61.38     11.89
District of Columbia           2         382,987.03       0.15      6.015       712       191,494    87.43    100.00    100.00
Florida                      163      27,983,612.19      11.14      6.313       716       171,679    88.10     71.15     34.52
Georgia                       64       9,680,375.22       3.86      6.548       715       151,256    88.29     75.32     40.51
Hawaii                         8       2,258,202.62       0.90      6.247       744       282,275    84.50     76.99     31.85
Idaho                          2         296,212.44       0.12      5.990       719       148,106    86.24    100.00      0.00
Illinois                      44       7,510,108.31       2.99      6.520       720       170,684    87.59     84.07     43.65
Indiana                       52       6,656,463.55       2.65      6.313       722       128,009    88.18     94.24     16.39
Iowa                          18       2,128,830.74       0.85      6.109       730       118,268    87.67    100.00      0.00
Kansas                        23       2,760,805.60       1.10      6.297       731       120,035    87.13     89.83     25.04
Kentucky                      10       1,600,571.56       0.64      6.258       726       160,057    88.70     91.32     30.41
Louisiana                      4         588,494.40       0.23      6.674       726       147,124    89.90     31.14      0.00
Maine                         13       2,104,081.07       0.84      6.024       724       161,852    86.46     59.13     17.90
Maryland                      65      12,203,525.85       4.86      6.202       716       187,747    87.78     96.34     22.27
Massachusetts                 15       4,924,712.90       1.96      6.029       717       328,314    86.75     70.86     25.62
Michigan                      46       7,242,614.14       2.88      6.380       716       157,448    88.20     77.33     36.37
Minnesota                     28       4,885,985.93       1.95      6.396       715       174,499    87.67     83.84     30.09
Mississippi                    2         346,463.49       0.14      6.364       759       173,232    88.92    100.00     69.69
Missouri                      33       4,603,850.21       1.83      6.250       717       139,511    87.90     90.94     14.36
Montana                        4         721,083.45       0.29      5.979       736       180,271    88.37    100.00      0.00
Nevada                         9       1,591,608.12       0.63      6.569       714       176,845    88.61     37.28     78.75
New Hampshire                 15       2,927,092.38       1.17      6.192       723       195,139    86.77    100.00     32.51
New Jersey                    65      15,886,955.31       6.33      6.456       717       244,415    88.35     61.74     48.67
New York                      67      16,300,032.25       6.49      6.289       719       243,284    87.82     63.84     33.53
North Carolina                19       2,136,733.46       0.85      6.414       713       112,460    86.91     82.15      4.73
North Dakota                   3         448,892.14       0.18      7.519       709       149,631    88.11     59.94     40.06
Ohio                          82      11,345,813.48       4.52      6.288       718       138,364    88.45     76.26     25.08
Oklahoma                      18       1,993,216.02       0.79      6.262       717       110,734    89.84     80.81      0.00
Oregon                        14       2,290,093.99       0.91      6.128       733       163,578    87.77     81.00     19.00
Pennsylvania                  96      13,889,584.11       5.53      6.264       721       144,683    88.23     83.16     22.62
Rhode Island                   8       1,853,828.21       0.74      6.229       744       231,729    88.29     86.21     39.80
South Carolina                16       2,555,782.87       1.02      6.459       710       159,736    89.97     93.33     11.62
Tennessee                     36       4,627,741.86       1.84      6.165       726       128,548    88.27     86.81     10.68
Texas                         40       4,877,003.39       1.94      6.256       726       121,925    87.90     56.46      9.25
Utah                          29       4,333,405.34       1.73      6.225       718       149,428    87.91     87.73     32.59
Vermont                        1         105,957.54       0.04      6.500       714       105,958    84.25    100.00      0.00
Virginia                       2         354,185.99       0.14      6.461       735       177,093    93.59      0.00     71.88
Washington                    49      10,134,255.53       4.04      6.309       724       206,822    88.29     78.17     34.68
Wisconsin                     13       1,735,315.41       0.69      7.027       711       133,486    87.78     81.32      6.86
Wyoming                        2         294,869.17       0.12      6.497       697       147,435    85.37    100.00      0.00
                           -----    ---------------     ------      -----       ---      --------    -----    ------    ------
TOTAL:                     1,410    $251,089,976.33     100.00%     6.307%      718      $178,078    87.97%    77.36%    35.38%
                           =====    ===============     ======      =====       ===      ========    =====    ======    ======

OCCUPANCY TYPE

                                                         % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                       AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                          MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
OCCUPANCY TYPE             LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
--------------           ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Primary                    1,303    $237,454,256.86      94.57%     6.297%      717      $182,237    87.97%    79.28%    36.43%
Investment                    85      10,123,793.21       4.03      6.524       727       119,103     88.3     37.07     20.05
Second Home                   22       3,511,926.26       1.40      6.336       710       159,633     87.4     64.17      8.72
                           -----    ---------------     ------      -----       ---      --------    -----     -----     -----
TOTAL:                     1,410    $251,089,976.33     100.00%     6.307%      718      $178,078    87.97%    77.36%    35.38%
                           =====    ===============     ======      =====       ===      ========    =====     =====     =====

PROPERTY TYPE

                                                         % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                       AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                          MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
PROPERTY TYPE              LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
-------------            ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Single Family              1,244    $219,533,842.66      87.43%     6.283%      717      $176,474    87.94%    79.93%    33.91%
PUD                           68      14,660,777.71       5.84      6.461       721       215,600    88.46     65.82     54.15
Condominium                   58       9,285,324.31       3.70      6.426       726       160,092    88.17     60.39     56.97
Two-to-Four Family            39       7,473,031.66       2.98      6.552       724       191,616    87.86     45.41     13.77
Cooperative                    1         136,999.99       0.05      6.375       742       137,000    88.39    100.00    100.00
                           -----    ---------------     ------      -----       ---      --------    -----    ------    ------
TOTAL:                     1,410    $251,089,976.33     100.00%     6.307%      718      $178,078    87.97%    77.36%    35.38%
                           =====    ===============     ======      =====       ===      ========    =====    ======    ======

LOAN PURPOSE

                                                         % OF
                                                       AGGREGATE
                                                       PRINCIPAL
                                       AGGREGATE        BALANCE              WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF     PRINCIPAL      OUTSTANDING  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                          MORTGAGE      BALANCE        AS OF THE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
LOAN PURPOSE               LOANS      OUTSTANDING    CUT-OFF DATE   COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------             ---------  ---------------  ------------  --------  --------  -----------  --------  -------  ---------
Purchase                     100    $ 18,872,440.77       7.52%     6.561%      725      $188,724    90.84%    13.60%    65.63%
Refinance - Rate Term        266      42,460,384.87      16.91      6.170       723       159,626    87.39     84.57     30.91
Refinance - Cashout        1,044     189,757,150.69      75.57      6.312       716       181,760    87.82     82.09     33.37
                           -----    ---------------     ------      -----       ---      --------    -----     -----     -----
TOTAL:                     1,410    $251,089,976.33     100.00%     6.307%      718      $178,078    87.97%    77.36%    35.38%
                           =====    ===============     ======      =====       ===      ========    =====     =====     =====

LOAN DOCUMENTATION

                                                          % OF
                                                        AGGREGATE
                                                        PRINCIPAL
                                                         BALANCE
                                                       OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF      AGGREGATE         AS OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                          MORTGAGE  PRINCIPAL BALANCE  THE CUT-OFF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
AMERIQUEST UNDERWRITING    LOANS       OUTSTANDING        DATE       COUPON     SCORE   OUTSTANDING    LTV       DOC      ONLY
-----------------------  ---------  -----------------  -----------  --------  --------  -----------  --------  -------  ---------
Full Documentation         1,108     $192,904,158.30      76.83%     6.238%      719      $174,101    87.71%   100.00%    30.58%
Stated Income                120       23,374,134.67       9.31%     6.439       711       194,784    87.66      0.00     43.03
Limited Documentation         88       15,425,732.45       6.14%     6.455       714       175,292    88.35      0.00     30.07
                           -----     ---------------      -----      -----       ---      --------    -----    ------     -----
SUB-TOTAL:                 1,316     $231,704,025.42      92.28%     6.273%      718      $176,067    87.75%    83.25%    31.80%
                           =====     ===============      =====      =====       ===      ========    =====    ======     =====

GREENPOINT UNDERWRITING

Stated Income                 51     $  9,007,198.69       3.59%     6.490%      718      $176,612    89.75%     0.00%    68.09%
No income, asset or
   employment disclosur       20        5,175,323.09       2.06%     7.549       718       258,766    91.69      0.00     83.25
Stated Income/Stated
   Asset                      13        3,854,365.75       1.54%     6.226       707       296,490    92.45      0.00     90.69
Full Documentation            10        1,349,063.38       0.54%     6.415       710       134,906    87.80    100.00     90.36
SUB-TOTAL:                    94     $ 19,385,950.91       7.72%     6.715%      715      $206,234    90.67%     6.96%    78.18%
                           -----     ---------------     ------      -----       ---      --------    -----    ------     -----
TOTAL:                     1,410     $251,089,976.33     100.00%     6.307%      718      $178,078    87.97%    77.36%    35.38%
                           =====     ===============     ======      =====       ===      ========    =====    ======     =====

MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                 % OF
                                               AGGREGATE
                                               PRINCIPAL
                                                BALANCE
                                              OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                NUMBER OF      AGGREGATE         AS OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                 MORTGAGE  PRINCIPAL BALANCE  THE CUT-OFF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MARGINS (%)       LOANS       OUTSTANDING        DATE       COUPON     SCORE   OUTSTANDING     LTV      DOC      ONLY
-----------     ---------  -----------------  -----------  --------  --------  -----------  --------  -------  ---------
1.501 to 1.750       1       $   440,999.99       0.41%     5.125%      714      $441,000    90.00%     0.00%   100.00%
1.751 to 2.000       1           210,600.00       0.19      5.375       757       210,600    90.00      0.00    100.00
2.001 to 2.250       2           561,599.96       0.52      5.625       735       280,800    90.00      0.00    100.00
2.251 to 2.500       2           374,511.24       0.35      5.976       758       187,256    92.03      0.00    100.00
2.501 to 2.750     525       106,428,935.24      98.53      6.301       714       202,722    88.51     66.95     68.32
                   ---      ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:             531      $108,016,646.43     100.00%     6.290%      715      $203,421    88.54%    65.97%    68.78%
                   ===      ===============     ======      =====       ===      ========    =====     =====    ======

MAXIMUM MORTGAGE RATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                   % OF
                                                 AGGREGATE
                                                 PRINCIPAL
                                                  BALANCE
                                                OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                  NUMBER OF      AGGREGATE         AS OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
MAXIMUM MORTGAGE   MORTGAGE  PRINCIPAL BALANCE  THE CUT-OFF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
    RATE (%)        LOANS       OUTSTANDING        DATE       COUPON     SCORE   OUTSTANDING     LTV      DOC      ONLY
----------------  ---------  -----------------  -----------  --------  --------  -----------  --------  -------  ---------
10.751 to 11.000       1      $    203,010.82       0.19%     5.875%      760      $203,011    85.00%     0.00%     0.00%
11.001 to 11.250       3           534,807.48       0.50      5.199       771       178,269    89.47     58.97      0.00
11.251 to 11.500      39         7,309,115.46       6.77      5.507       725       187,413    87.25     86.68     33.39
11.501 to 11.750      71        13,970,879.23      12.93      5.741       722       196,773    87.39     84.42     58.08
11.751 to 12.000     147        28,450,698.99      26.34      5.949       717       193,542    88.19     74.19     68.94
12.001 to 12.250      76        15,935,832.75      14.75      6.202       711       209,682    88.02     63.28     80.48
12.251 to 12.500      62        12,772,123.53      11.82      6.447       715       206,002    89.42     54.20     71.52
12.501 to 12.750      41         8,286,771.86       7.67      6.708       706       202,116    89.23     69.86     66.06
12.751 to 13.000      47        10,748,580.03       9.95      6.933       702       228,693    89.40     50.91     79.34
13.001 to 13.250      16         3,419,645.78       3.17      7.226       711       213,728    91.24     52.88     86.03
13.251 to 13.500      13         2,045,853.73       1.89      7.464       711       157,373    88.93     52.90     84.30
13.501 to 13.750       5         1,729,685.03       1.60      7.625       710       345,937    90.69      0.00     91.97
13.751 to 14.000       6         1,542,785.08       1.43      7.970       715       257,131    90.55     35.27     74.09
14.001 to 14.250       1           301,114.16       0.28      8.250       719       301,114    90.00      0.00      0.00
14.251 to 14.500       2           585,900.00       0.54      8.412       708       292,950    90.00      0.00    100.00
14.501 to 14.750       1           179,842.50       0.17      8.750       671       179,843    88.89      0.00    100.00
                     ---      ---------------     ------      -----       ---      --------    -----     -----    ------
TOTAL:               531      $108,016,646.43     100.00%     6.290%      715      $203,421    88.54%    65.97%    68.78%
                     ===      ===============     ======      =====       ===      ========    =====     =====    ======

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                        % OF
                                                     AGGREGATE
                                                     PRINCIPAL
                                                      BALANCE
                                      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF     PRINCIPAL        AS OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
NEXT RATE ADJUSTMENT     MORTGAGE      BALANCE      THE CUT-OFF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
DATE                      LOANS      OUTSTANDING        DATE      COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
--------------------    ---------  ---------------  -----------  --------  --------  -----------  --------  -------  ---------
November 2005                5     $  1,475,448.21      1.37%     5.585%      748      $295,090    90.86%     0.00%   100.00%
January 2006                 2          366,862.98      0.34      5.832       714       183,431    92.07      0.00    100.00
May 2007                     1          270,000.00      0.25      6.750       676       270,000    88.82      0.00    100.00
July 2007                   11        2,787,372.00      2.58      6.409       715       253,397    91.95      5.81     67.40
August 2007                  4          861,635.58      0.80      6.597       750       215,409    89.60      0.00     57.98
April 2008                   1          279,399.99      0.26      7.625       786       279,400    89.99      0.00    100.00
May 2008                     3          494,029.68      0.46      6.060       744       164,677    88.36    100.00     79.12
June 2008                   12        1,965,084.70      1.82      6.283       727       163,757    87.94     51.95     52.13
July 2008                  260       55,292,327.22     51.19      6.219       712       212,663    88.45     69.41     67.17
August 2008                 23        4,283,556.45      3.97      7.118       705       186,242    89.29     16.60     81.91
May 2010                     8        1,086,714.94      1.01      5.826       715       135,839    88.05     66.04      8.20
June 2010                   15        2,705,854.45      2.51      6.056       706       180,390    88.78     81.30     45.24
July 2010                  174       34,222,897.70     31.68      6.301       718       196,683    87.94     80.17     71.76
August 2010                  6        1,206,249.99      1.12      6.771       688       201,042    92.73     11.36    100.00
July 2012                    1           42,858.69      0.04      6.875       712        42,859    89.98      0.00      0.00
August 2012                  2          359,866.35      0.33      7.495       715       179,933    92.25      0.00     45.07
August 2015                  3          316,487.50      0.29      7.368       746       105,496    93.55      0.00     71.03
                           ---     ---------------    ------      -----       ---      --------    -----    ------    ------
TOTAL:                     531     $108,016,646.43    100.00%     6.290%      715      $203,421    88.54%    65.97%    68.78%
                           ===     ===============    ======      =====       ===      ========    =====    ======    ======

MORTGAGE INSURANCE

                                                        % OF
                                                     AGGREGATE
                                                     PRINCIPAL
                                                      BALANCE
                                      AGGREGATE     OUTSTANDING            WEIGHTED    AVERAGE    WEIGHTED
                        NUMBER OF     PRINCIPAL        AS OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT   PERCENT
                         MORTGAGE      BALANCE      THE CUT-OFF   AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   INTEREST-
MORTGAGE INSURANCE        LOANS      OUTSTANDING        DATE      COUPON     SCORE   OUTSTANDING     LTV      DOC       ONLY
------------------      ---------  ---------------  -----------  --------  --------  -----------  --------  -------  ---------
Lender Paid Mortgage
   Insurance              1,316    $231,704,025.42     92.28%     6.273%      718      $176,067    87.75%    83.25%   31.80%
Borrower Paid Mortgage
   Insurance                 94      19,385,950.91      7.72      6.715       715       206,234     90.67     6.96    78.18
                          -----    ---------------    ------      -----       ---      --------    -----     -----    -----
TOTAL:                    1,410    $251,089,976.33    100.00%     6.307%      718      $178,078    87.97%    77.36%   35.38%
                          =====    ===============    ======      =====       ===      ========    =====     =====    =====